UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2022

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 28, 2022, Verra Mobility Corporation (the “Company”) issued a press release announcing that it filed with the Securities and Exchange Commission a notice of late filing on Form 12b-25 pursuant to which it reported that its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) will not be filed within the prescribed time period without unreasonable effort or expense and that the Company does not expect to file the Form 10-K on or before the fifteenth calendar day following the prescribed due date. The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	Press Release, dated February 28, 2022, issued by Verra Mobility Corporation.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2022	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer